      Schedule 14A Information required in proxy statement.
                    Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement
[    ]  Preliminary Additional Materials
[  X ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

InterCapital Income Securities Inc.. . . . . . . . . . . . . . .
        (Name of Registrant as Specified in its Charter)

Marilyn K. Cranney .  . . . . . . . . . . . . . . . . . . . . . .
           (Name of Person(s) Filing Proxy Statement)

       Payment of Filing Fee (check the appropriate box):


[ X  ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(1), or
        14a-6(j)(2)
[    ]  $500 per each party to the controversy pursuant to Exchange
        Act Rule 14a-6(j)(3)
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)   Aggregate number of securities to which transaction applies:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .



3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)   Proposed maximum aggregate value of transaction:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid.

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)   Form, Schedule or Registration Statement No.:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)   Filing Party:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)   Date Filed:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

ce01\14a.94

[TEXT]

                     INTERCAPITAL INCOME SECURITIES INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD DECEMBER 22, 1994

   The Annual Meeting of Stockholders of INTERCAPITAL INCOME SECURITIES INC. (the "Fund"), a Maryland corporation, will be held in the Conference Center, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on December 22, 1994, at 9:00 a.m., New York City time, for the following purposes:

   1. To elect ten (10) Directors to serve until the next Annual Meeting or until their successors shall have been elected and qualified;

   2. To approve or disapprove the continuance of the Fund's currently effective Investment Management Agreement with Dean Witter InterCapital Inc.;

   3. To ratify or reject the selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1995; and

   4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   Stockholders of record as of the close of business on October 20, 1994 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business at the Meeting or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

                                                  SHELDON CURTIS,
                                                    Secretary

November 1, 1994
New York, New York

                                  IMPORTANT
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                     INTERCAPITAL INCOME SECURITIES INC.

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                                ---------------
                                PROXY STATEMENT
                                ---------------

                        ANNUAL MEETING OF STOCKHOLDERS
                              DECEMBER 22, 1994

   This statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of INTERCAPITAL INCOME SECURITIES INC. (the "Fund"), for use at the Annual Meeting of Stockholders of the Fund to be held on December 22, 1994 (the "Meeting"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Director and in favor of Proposals 2 and 3 as set forth in the attached Notice of Annual Meeting of Stockholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund, or attendance and voting at the Meeting.

   Stockholders of record as of the close of business on October 20, 1994, the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On October 20, 1994, there were outstanding 12,200,518 shares of common stock of the Fund, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Fund on that date. Directors and officers of the Fund, together, owned less than 1% of the Fund's outstanding shares on that date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and sales by stockholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting, consisting principally of mailing and printing expenses, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Fund and officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about November 1, 1994.

                          (1) ELECTION OF DIRECTORS

   The number of Directors has currently been fixed by the Board of Directors at twelve pursuant to the By-Laws of the Fund. At the Meeting, ten Directors are to be elected to hold office until the next Annual Meeting of Stockholders or until their successors shall have been elected and qualified. There are presently twelve Directors.

   Nine of the current twelve Directors (Jack F. Bennett, Michael Bozic, Edwin J. Garn, John R. Haire, John E. Jeuck, Manuel H. Johnson, Paul Kolton, Michael E. Nugent and John L. Schroeder) are "Independent Directors", that is, Directors who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Messrs. John E. Jeuck and Edward R. Telling have informed the Fund of their intention to retire as of the date of the meeting. The nominees for election as

Directors have been proposed by the Directors now serving or, in the case of the nominees for positions as Independent Directors, by the Independent Directors now serving. Messrs. Bozic, Purcell and Schroeder were elected as Directors by the other Directors on April 8, 1994. All of the other Directors have been elected by the Stockholders of the Fund.

   The Board has two committees, an Audit Committee and a Committee of the Independent Directors, consisting, in both cases, of the Independent Directors. Mr. Haire serves as the Chairman of both Committees. There are no nominating or compensation committees of the Board.

   The functions of the Audit Committee are: recommendation to the Directors of the engagement or discharge of the Fund's independent accountants; direction and supervision of investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; review with the independent accountants of the audit plan and results of the auditing engagement; approval of each professional service, audit and non-audit, provided by the independent accountants and other accounting firms prior to the performance of such service; review of the independence of the independent accountants; consideration of the range of audit and non-audit fees; review of the adequacy of the Fund's system of internal accounting controls; advice to the independent accountants and personnel of management that they have direct access to the Committee at all times; and preparation and submission of Committee meeting minutes to the full Board.

   The functions of the Committee of the Independent Directors are: recommendation to the full Board of approval of any management, advisory and/or administration agreements; recommendations to the full Board of any underwriting and/or distribution agreements; review of the fidelity bond and premium allocation; review of errors and omissions, uncollectible items of deposit and any other joint insurance policies and premium allocation; review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the Act; review of, and monitoring of compliance with, guidelines and procedures for effecting principal transactions in certain taxable money market instruments with Dean Witter Reynolds Inc. ("DWR"); and such other duties as the Independent Directors shall, from time to time, conclude are necessary to carry out their duties under the Act.

   It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of the nominees identified below. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Fund knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. Directors will be elected by a plurality of the votes cast at the Meeting. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   The following information regarding each of the nominees for election as Director, and each of the other members of the Board, includes his principal occupations and employment for at least the last five years, his age, shares of the Fund owned, if any, as of October 20, 1994 (shown in parentheses), positions with the Fund, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including other investment companies for which InterCapital serves as investment manager or investment adviser, namely, InterCapital Quality Municipal Investment Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, Dean Witter Government Income Trust, Dean Witter High Yield Securities

Inc., Dean Witter Liquid Asset Fund Inc., Dean Witter Variable Investment Series, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter U.S. Government Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter American Value Fund, Dean Witter Convertible Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Global Short-Term Income Fund Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Federal Securities Trust, Dean Witter World Wide Investment Trust, Dean Witter Developing Growth Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Strategist Fund, Dean Witter Managed Assets Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Capital Growth Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Active Assets California Tax-Free Trust, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets Government Securities Trust, Dean Witter Diversified Income Trust, Dean Witter Premier Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust and Municipal Premium Income Tust (these investment companies, together with the Fund, are referred to herein collectively as the "Dean Witter Funds"), and investment companies for which Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager and TCW Funds Management, Inc., serves as investment adviser, namely, TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW SmallCap Growth Fund, TCW/DW North American Intermediate Income Fund, TCW/DW Balanced Fund, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Global Convertible Trust, TCW/DW Total Return Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds").

   The nominees for Directors to be elected at the Meeting are:

   JACK F. BENNETT, Director since January, 1988; age 70; Retired; Director or Trustee of the Dean Witter Funds; formerly Senior Vice President and Director of Exxon Corporation (1975-1989) and Under Secretary of the U.S. Treasury for Monetary Affairs (1974-1975); Director of Philips Electronics N.V., Tandem Computers Inc. and Massachusetts Mutual Insurance Co.; Director or Trustee of various not-for-profit and business organizations.

   MICHAEL BOZIC, Director since April, 1994; age 53; President and Chief Executive Officer of Hills Department Stores (since May, 1991); formerly Chairman and Chief Executive Officer (January, 1987-August, 1990) and President and Chief Operating Officer (August, 1990-February, 1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director or Trustee of the Dean Witter Funds; Director of Harley Davidson Credit Inc., the United Negro College Fund and Domain Inc. (home decor retailer).

   CHARLES A. FIUMEFREDDO,* Director since July, 1991; age 61; Chairman, Chief Executive Officer and Director of Dean Witter InterCapital Inc. ("InterCapital"), Dean Witter Services Company Inc. ("DWSC") and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of Dean

Witter Reynolds Inc. ("DWR"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC"); Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of Dean Witter, Discover & Co. ("DWDC") (until February, 1993).

   EDWIN JACOB (JAKE) GARN, Director since January, 1993; age 62; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since January, 1993); Member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Director since January, 1983; age 69; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-October,
1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance) and Bowne & Co., Inc. (printing).

   MANUEL H. JOHNSON, Director since July, 1991; age 45; Senior Partner, Johnson Smick International, Inc., a consulting firm (since June, 1985); Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University (since September, 1990); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission (since September, 1990); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Greenwich Capital Markets Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (February, 1986-August,
1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   PAUL KOLTON, Director since July, 1986 (2,410 shares); age 71; Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly Chairman of Financial Accounting Standards Advisory Council and Chairman and Chief Executive Officer of the American Stock Exchange; Director of UCC Investors Holding Inc. (Uniroyal Chemical Company, Inc.); Director or Trustee of various not-for-profit organizations.

   MICHAEL E. NUGENT, Director since July, 1991; age 58; General Partner, Triumph Capital, L.P., a private investment partnership (since April, 1988); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (September, 1984-March, 1988); Director of various business organizations.

   PHILIP J. PURCELL,* Director since April, 1994; age 51; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

   JOHN L. SCHROEDER, Director since April, 1994; age 64; Executive Vice President and Chief Investment Officer of the Home Insurance Company (since August, 1991); Director or Trustee of the Dean

- - ----------
   * Messrs. Fiumefreddo and Purcell may be deemed "interested persons" as defined in Section 2(a)(19) of the Act, of the Fund and its Investment Manager due to their affiliation with the Investment Manager and/or its affiliated companies.
                                5

Witter Funds; Director of Citizens Utilities Company; formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June, 1991) and President of USF&G Financial Services, Inc. (June, 1990-June, 1991).

   The executive officers of the Fund other than shown above are: Sheldon Curtis, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; David A. Hughey, Vice President; Edmund C. Puckhaber, Vice President; Rochelle G. Siegel, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Jonathan R. Page and James F. Willison are Vice Presidents of the Fund and Marilyn K. Cranney, Barry Fink, Lawrence S. Lafer, Lou Anne D. McInnis and Ruth Rossi serve as Assistant Secretaries. Mr. Curtis is 62 years old and is currently Senior Vice President and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR and DWDC; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and Secretary of DWTC. Mr. Scanlan is 58 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July, 1992-March, 1993) and prior thereto was Chairman of Harborview Group Inc. Mr. Hughey is 63 years old and is currently Executive Vice President and Chief Administrative Officer of InterCapital and DWSC; he is also Executive Vice President and Chief Administrative Officer of Distributors and DWTC as well as a Director of DWTC. He was previously President of DWTC (October, 1989-March, 1993). Mr. Puckhaber is 55 years old and is currently Executive Vice President of InterCapital (since January,
1991) and Director of DWTC. Ms. Siegel is 46 years old and is currently Senior Vice President of InterCapital. Mr. Caloia is 48 years old and is currently First Vice President of InterCapital and Assistant Treasurer of InterCapital and DWSC. Mr. Avelar is 36 years old and is currently Senior Vice President of InterCapital. He was previously employed by PaineWebber Asset Management as a senior portfolio manager (March, 1989-December, 1990). Mr. Page is 48 years old and is currently Senior Vice President of InterCapital. Mr. Willison is 51 years old and is currently Senior Vice President of InterCapital. Other than Messrs. Scanlan and Avelar, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

   Messrs. Fiumefreddo, Purcell and Telling, who serve as Directors of the Fund, and certain other officers of the Fund own securities of DWDC which in the aggregate, constitute less than 1% of the securities of each class outstanding.

   Each of the Independent Directors is paid by the Fund an annual retainer fee of $1,200 plus $50 for each meeting of the Board of Directors or any committee of the Board of Directors attended by the Director in person (the Fund pays the Chairman of the Audit Committee an additional annual fee of $1,000 and pays the Chairman of the Committee of the Independent Directors an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees), together with any out-of-pocket expenses incurred by them in connection with attendance at any such meetings. The Fund pays no remuneration to any Director who is not an Independent Director or to any of the Fund's officers. The Fund has adopted a retirement program under which an Independent Director who retires after a minimum required period of service would be entitled to retirement payments upon reaching the eligible retirement date (normally, after attaining age 72) based upon length of service and computed as a percentage of one-fifth of the total compensation earned by such Director for service to the Fund in the five-year period prior to the date of the Director's retirement. For the fiscal year ended September 30, 1994, the Fund accrued a total of $24,200 for Directors' fees and expenses and $9,180 for benefits under the retirement program. During the fiscal year ended September 30, 1994, the Board held seven meetings, and the Audit Committee and the Committee of the Independent Directors, which are both presently comprised of the nine Independent Directors, held three meetings and ten meetings, respectively. During the fiscal year ended September 30, 1994, no Director attended fewer than 75% of the meetings of the Board, the Audit Committee and the Committee of the Independent Directors held while he served in such positions.

              (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                       INVESTMENT MANAGEMENT AGREEMENT

   The Fund's investments are managed by Dean Witter InterCapital Inc. (referred to herein as the "Investment Manager" or "InterCapital"), pursuant to an Investment Management Agreement dated June 30, 1993 (referred to herein as the "Management Agreement") which took effect upon the distribution by Sears, Roebuck and Co. ("Sears") to its shareholders of all the common shares of DWDC (the parent company of InterCapital and DWR) then owned by Sears.

   The Management Agreement was approved by the Board of Directors on October 30, 1992, and by the stockholders of the Fund at the Annual Meeting of Stockholders held on January 13, 1993. The present Management Agreement supersedes an earlier management agreement originally entered into by the Fund with DWR, through its InterCapital Division, and initially approved by the Board, including a majority of the Independent Directors, on January 18, 1983 and last approved by the Stockholders of the Fund at their Annual Meeting of Stockholders on December 30, 1991. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment management activities previously performed by the InterCapital Division of DWR. The assumption by InterCapital of DWR's rights and obligations under this earlier management agreement in connection with the reorganization was approved by the Directors at a meeting held on October 30, 1992 and also by the Stockholders of the Fund at the Annual Meeting of Stockholders on January 13, 1993.

   The terms of the Management Agreement, including fees payable by the Fund thereunder, are substantially identical in all respects to those of the earlier management agreement except for the dates of effectiveness and expiration and the name of the Investment Manager. The terms of the Management Agreement are described below. The Management Agreement's continuation until April 30, 1995 was approved by the Directors, including a majority of the Independent Directors, at a meeting of the Board held on April 8, 1994. In the event Stockholders do not approve continuance of the Management Agreement by the required majority vote at the forthcoming meeting or any adjournment thereof, the Board of Directors of the Fund will take such action as it deems to be in the best interest of the Fund and its Stockholders, which may include calling a special meeting of Stockholders to vote on a new investment management agreement.

   In considering whether or not to approve the Management Agreement, the Board of Directors reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Investment Manager's services and personnel, and the appropriateness of the fees that are paid under the Management Agreement. Based upon its review, the Board of Directors, including all of the Independent Directors, determined that the approval of the Management Agreement was in the best interests of the Fund and its Stockholders.

   The favorable vote of a majority of the outstanding voting securities of the Fund is required for the approval of the Management Agreement. Such a majority is defined in the Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS APPROVE THE MANAGEMENT AGREEMENT.

THE MANAGEMENT AGREEMENT

   The Management Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodity markets and securities and commodities as it deems necessary or useful to discharge its duties under the Management Agreement, and that it shall continuously supervise the management of the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund and subject to such other limitations and directions as the Board may, from time to time, prescribe.

   Under the Management Agreement, the Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; all costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund to its Stockholders; all expenses of Stockholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to Stockholders; fees and travel expenses of Directors or members of any advisory board or committee, who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash, charges and expenses of any outside service used for the pricing of the Fund's shares, charges and expenses of legal counsel, including counsel to the Independent Directors of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by the Investment Manager); association dues; interest payable on the Fund's borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs to the Fund's operations unless otherwise explicitly provided in the Management Agreement.

   The Management Agreement provides that the Investment Manager shall continuously manage the assets of the Fund in a manner consistent with the Fund's investment objectives. The Investment Manager has authority to place orders for the purchase and sale of portfolio securities on behalf of the Fund without prior approval of its Directors. The Directors review the investment portfolio at their regular meetings. In addition, the Investment Manager pays the compensation of the officers of the Fund and provides the Fund with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Management Agreement, the Fund pays the Investment Manager compensation which is computed and accrued weekly and payable monthly and which is determined by applying the annual rate of 1/2 of 1% to the Fund's average weekly net assets. The Management Agreement provides that if operating expenses, including the management fee but excluding interest, taxes, brokerage commissions and extraordinary expenses (to the extent permitted by state securities laws or regulations), paid or payable by the Fund in any fiscal year exceed (a) 1 1/2 % of the first $30 million of the average weekly net assets of the Fund during such year and 1% of such average net assets in excess of $30 million; or (b) 25% of the Fund's gross income for such year the Investment Manager will pay the Fund the greater of the excess as computed under (a) or (b). Any such payments will be made on a monthly basis either by direct payment or by offset against the monthly fee payable to the Investment Manager. During the fiscal year ended September 30, 1994, the Fund's expenses did not exceed the limitations noted above. For the fiscal year ended September 30, 1994, the Fund accrued to the Investment Manager total compensation of $1,102,842. The net assets of the Fund totalled $206,525,502 at September 30, 1994.

   The Management Agreement had an initial term ending April 30, 1994 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the act, of the outstanding voting securities of the Fund or by the Directors of the Fund, and, in either event, by the vote cast in person by a majority of the Directors who are not parties to the Management Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Management Agreement's continuation until April 30, 1995 was approved by the Directors, including a majority of the Independent Directors, at a Meeting of the Directors held on April 8, 1994, called for the purpose of approving the Management Agreement.

   The Management Agreement also provides that it may be terminated at any time by the Investment Manager, the Directors or by a vote of a majority of the outstanding voting securities of the Fund, in each instance without the payment of any penalty, on thirty days' notice and provides for its automatic termination in the event of its assignment.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, a wholly-owned subsidiary of InterCapital, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. The foregoing internal reorganization did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees paid by the Fund for the overall services being performed under the terms of the Management Agreement.

 THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is the Fund's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products. As noted above, in an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, management and administrative activities previously performed by the InterCapital Division of DWR. InterCapital also manages and advises or administers portfolios of other investment companies and pension plans and other institutional and individual investors.

   The Principal Executive Officers and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, DWSC, DWTC and InterCapital; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWTC and DWSC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and a Director of

InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officers is Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and sets forth the net assets and fees payable by such companies.

   DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal year ended September 30, 1994, the Fund accrued to Dean Witter Trust Company, the Fund's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $200,528.

PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

   Subject to the general supervision of the Board, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it invests will generally be the over-the-counter market. Securities are generally traded on the over-the-counter market on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. Purchases of money market instruments are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers and the Fund does not normally incur any brokerage commission expense on such transactions. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer no commissions or discounts are paid. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

   The policy of the Fund, regarding purchases and sales of securities for its portfolio is that primary consideration be given to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the Fund's policy, the Investment Manager will effect transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investments, wire services and appraisals or evaluations of portfolio securities. In transactions effected with a dealer, acting as principal, who furnishes research services to the Fund, the Fund will not purchase securities at a higher price, or sell securities at a lower price, than would be the case if the dealer had not furnished such services.

   Such information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some or all of their other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing its own research facilities, the Investment Manager believes the value of such services is not determinable and does not significantly reduce its expenses. The Fund does not reduce the management fees it pays to the Investment Manager by any amount that may be attributable to the value of such services. During the fiscal period ended September 30, 1994, the Fund paid no brokerage commissions. During the same period, the portfolio turnover rate of the Fund was 82%.

   Pursuant to an Order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and banker's acceptances) and commercial paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

   Consistent with the policies described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of its Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. During the fiscal year ended September 30, 1994, the Fund did not pay any brokerage commissions to DWR.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Directors have unanimously selected the firm of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1995. Price Waterhouse LLP has been the independent accountants for the Fund since its inception, and has no direct or indirect financial interest in the Fund.

   A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of Stockholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Fund. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   THE DIRECTORS UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business at the Meeting or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

                            SHAREHOLDERS PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Stockholders must be received no later than July 17, 1995, for inclusion in the proxy statement for that meeting.

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                FINANCIAL STATEMENTS OF THE INVESTMENT MANAGER

   The balance sheet of InterCapital, annexed hereto as an Exhibit, is required by Rule 20a-2 under the Act. THIS IS NOT A FINANCIAL STATEMENT OF THE FUND. The Fund's financial statements are set forth in its Annual Report for the fiscal year ended September 30, 1994, copies of which were previously sent to Stockholders.

                                By Order of the Board of Directors


                                        SHELDON CURTIS
                                          Secretary

                                                                      APPENDIX

   InterCapital serves as investment manager or investment adviser to the following investment companies, with the net assets shown as of October 20, 1994:

   (1) Dean Witter High Yield Securities Inc., with assets of approximately $460 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.30% on assets over $3 billion; (2) Dean Witter Liquid Asset Fund Inc., with assets of approximately $8.8 billion, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.248% on assets over $17.5 billion; (3) Dean Witter Tax-Exempt Securities Trust, with assets of approximately $1.4 billion, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various assets levels to 0.325% on assets over $1.25 billion; (4) Dean Witter Tax-Free Daily Income Trust, with assets of approximately $604 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (5) Dean Witter American Value Fund, with assets of approximately $1.5 billion, for an investment management fee at an annual rate of 0.625% on assets up to $250 million and 0.50% on assets over $250 million; (6) Dean Witter Dividend Growth Securities Inc., with assets of approximately $6.9 billion, for an investment management fee at an annual rate of 0.625% on assets up to $250 million, scaled down at various asset levels to 0.325% on assets over $8 billion; (7) Dean Witter Variable Investment Series, with assets of approximately $2.6 billion, for an investment management fee at an annual rate of 1.0% (of which 40% is paid to a Sub-Adviser) of the net assets of each of the European Growth Portfolio and the Pacific Growth Portfolio, 0.75% of the net assets of the Global Dividend Growth Portfolio, 0.65% of the net assets of the Capital Growth Portfolio, 0.65% of the net assets of the Utilities Portfolio up to $500 million and 0.55% of the net assets of the Portfolio over $500 million, 0.625% of the net assets of the Dividend Growth Portfolio up to $500 million and 0.50% of the net assets of the Portfolio over $500 million, and 0.50% of the net assets of each of the other five Portfolios; (8) Dean Witter Select Municipal Reinvestment Fund, with assets of approximately $90 million, for an investment management fee at an annual rate of 0.50%; (9) Active Assets Money Trust, with assets of approximately $4.6 billion, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (10) Active Assets Tax-Free Trust, with assets of approximately $1.5 billion, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (11) Active Assets California Tax-Free Trust, with assets of approximately $300 million, for an investment management fee of 0.50% on assets up to $500 million, scaled down at various levels to 0.25% on assets over $3 billion; (12) Active Assets Government Securities Trust, with assets of approximately $505 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (13) Dean Witter Natural Resource Development Securities Inc., with assets of approximately $148 million, for an investment management fee at an annual rate of 0.625% on assets up to $250 million and 0.50% on assets over $250 million; (14) Dean Witter U.S. Government Money Market Trust, with assets of approximately $755 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (15) Dean Witter Developing Growth Securities Trust, with assets of approximately $338 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million and 0.475% on assets over $500 million; (16) Dean Witter U.S. Government Securities Trust, with assets of approximately $9.0 billion, for an investment management fee at an annual rate of 0.50% on assets up to $1 billion, scaled down at various asset levels to 0.30% on assets over $12.5 billion; (17) Dean Witter California Tax-Free Income Fund, with assets of approximately $1.1 billion, for an investment management fee at an annual rate of 0.55% on assets up to $500 million, scaled down at various asset levels to 0.475% on assets over $1 billion; (18) Dean Witter New York Tax-Free Income Fund, with assets of approximately $221 million, for an investment management fee at an annual rate of 0.55% on assets up to

$500 million and 0.525% on assets over $500 million; (19) Dean Witter Convertible Securities Trust, with assets of approximately $189 million, for an investment management fee at an annual rate of 0.60% on assets up to $750 million, scaled down at various asset levels to 0.425% on assets over $3 billion; (20) Dean Witter Federal Securities Trust, with assets of approximately $846 million, for an investment management fee at an annual rate of 0.55% on assets up to $1 billion, scaled down at various asset levels to 0.35% on assets over $12.5 billion; (21) InterCapital Income Securities Inc., with assets of approximately $206 million, for an investment management fee at an annual rate of 0.50%; (22) Dean Witter Value-Added Market Series, with assets of approximately $496 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million and 0.45% on assets over $500 million; (23) Dean Witter Utilities Fund, with assets of approximately $3.0 billion, for an investment management fee at an annual rate of 0.65% on assets up to $500 million, scaled down at various asset levels to 0.425% on assets over $5 billion; (24) Dean Witter California Tax-Free Daily Income Trust, with assets of approximately $250 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (25) Dean Witter Managed Assets Trust, with assets of approximately $361 million, for an investment management fee at an annual rate of 0.60% on assets up to $500 million and 0.55% on assets over $500 million; (26) High Income Advantage Trust, with assets of approximately $158 million, for an investment management fee at an annual rate of 0.75% on assets up to $250 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (27) High Income Advantage Trust II, with assets of approximately $213 million, for an investment management fee at an annual rate of 0.75% on assets up to $250 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (28) High Income Advantage Trust III, with assets of approximately $82 million, for an investment management fee at an annual rate of 0.75% on assets up to $250 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (29) Dean Witter Strategist Fund, with assets of approximately $794 million, for an investment management fee at an annual rate of 0.60% on assets up to $500 million, scaled down at various asset levels to 0.50% on assets over $1 billion; (30) Dean Witter Intermediate Income Securities, with assets of approximately $235 million, for an investment management fee at an annual rate of 0.60% on assets up to $500 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (31) Dean Witter World Wide Income Trust, with assets of approximately $182 million, for an investment management fee at an annual rate of 0.75% on assets up to $250 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (32) Dean Witter Government Income Trust, with assets of approximately $480 million, for an investment management fee at an annual rate of 0.60%; (33) Dean Witter New York Municipal Money Market Trust, with assets of approximately $42 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (34) Dean Witter European Growth Fund Inc., with assets of approximately $756 million, for an investment management fee at an annual rate of 1.0% on assets up to $500 million and 0.95% on assets over $500 million (of which 40% is paid to a Sub-Adviser); (35) Dean Witter Capital Growth Securities, with assets of approximately $460 million, for an investment management fee at an annual rate of 0.65% on assets up to $500 million, scaled down at various asset levels to 0.475% on assets over $1.5 billion; (36) Dean Witter Precious Metals and Minerals Trust, with assets of approximately $79 million, for an investment management fee at an annual rate of 0.80%; (37) Dean Witter Global Short-Term Income Fund Inc., with assets of approximately $173 million, for an investment management fee at an annual rate of 0.55% on assets up to $500 million and 0.50% on assets over $500 million; (38) Dean Witter Pacific Growth Fund Inc., with assets of approximately $1.5 billion, for an investment management fee at an annual rate of 1.0% on assets up to $1 billion and 0.95% on assets over $1 billion (of which 40% is paid to a Sub-Adviser); (39) InterCapital Insured Municipal Bond Trust, with assets of approximately $116 million, for an investment management fee at an annual rate of 0.35%; (40) InterCapital Quality Municipal Investment Trust, with assets of approximately $405 million, for an investment management fee at an annual rate of 0.35%; (41) InterCapital Insured Municipal Trust, with assets of approximately $519 million, for an investment management fee at an annual rate of 0.35%; (42) InterCapital Quality Municipal

Income Trust, with assets of approximately $807 million, for an investment management fee at an annual rate of 0.35%; (43) Dean Witter Multi-State Municipal Series Trust, with assets of approximately $436 million, for an investment management fee at an annual rate of 0.35% of the net assets of each Series; (44) Dean Witter Premier Income Trust, with assets of approximately $45 million, for an investment management fee at an annual rate of 0.50% (of which 40% is paid to a Sub-Adviser); (45) Dean Witter Short-Term U.S. Treasury Trust, with assets of approximately $401 million, for an investment management fee at an annual rate of 0.35%; (46) Dean Witter Diversified Income Trust, with assets of approximately $405 million, for an investment management fee at an annual rate of 0.40%; (47) Dean Witter Health Sciences Trust, with assets of approximately $249 million, for an investment management fee at an annual rate of 1.0%; (48) Dean Witter Retirement Series, with assets of approximately $56 million, for an investment management fee at an annual rate of 1.0% of the net assets of the Global Equity Series, 0.85% of the net assets of each of the American Value Series, the Capital Growth Series and the Strategist Series, 0.75% of the net assets of each of the Dividend Growth Series and the Utilities Series, 0.65% of the net assets of each of the U.S. Government Securities Series and the Intermediate Income Securities Series, and 0.50% of the net assets of each of the Liquid Asset Series, the U.S. Government Money Market Series and the Value-Added Market Series; (49) InterCapital Insured Municipal Income Trust, with assets of approximately $652 million, for an investment management fee at an annual rate of 0.35%; (50) InterCapital California Insured Municipal Income Trust, with assets of approximately $259 million, for an investment management fee at an annual rate of 0.35%; (51) Dean Witter Global Dividend Growth Securities, with assets of approximately $1.7 billion, for an investment management fee at an annual rate of 0.75%; (52) InterCapital Quality Municipal Securities, with assets of approximately $408 million, for an investment management fee at an annual rate of 0.35%; (53) InterCapital California Quality Municipal Securities, with assets of approximately $215 million, for an investment management fee at an annual rate of 0.35%; (54) InterCapital New York Quality Municipal Securities, with assets of approximately $98 million, for an investment management fee at an annual rate of 0.35%; (55) Dean Witter Limited Term Municipal Trust, with assets of approximately $114 million, for an investment management fee at an annual rate of 0.50%; (56) Dean Witter Short-Term Bond Fund, with assets of approximately $43 million, for an investment management fee at an annual rate of 0.70%; (57) InterCapital Insured Municipal Securities, with assets of approximately $135 million, for an investment management fee at an annual rate of 0.35%; (58) InterCapital Insured California Municipal Securities, with assets of approximately $60 million, for an investment management fee at an annual rate of 0.35%; (59) Municipal Income Trust, with assets of approximately $323 million, for an investment advisory fee at an annual rate of 0.35% on assets up to $250 million and 0.25% on assets over $250 million;
(60) Municipal Income Trust II, with assets of approximately $279 million, for an investment advisory fee at an annual rate of 0.40% on assets up to $250 million and 0.30% on assets over $250 million; (61) Municipal Income Trust III, with assets of approximately $62 million, for an investment advisory fee at an annual rate of 0.40% on assets up to $250 million and 0.30% on assets over $250 million; (62) Municipal Income Opportunities Trust, with assets of approximately $178 million, for an investment advisory fee at an annual rate of 0.50%; (63) Municipal Income Opportunities Trust II, with assets of approximately $173 million, for an investment advisory fee at an annual rate of 0.50%; (64) Municipal Income Opportunities Trust III, with assets of approximately $104 million, for an investment advisory fee at an annual rate of 0.50%; (65) Municipal Premium Income Trust, with assets of approximately $382 million, for an investment advisory fee at an annual rate of 0.40%; (66) Prime Income Trust, with assets of approximately $316 million, for an investment advisory fee at an annual rate of 0.90% on assets up to $500 million and 0.85% on assets over $500 million; (67) Dean Witter Global Utilities Fund, with assets of approximately $326 million, for an investment management fee at an annual rate of 0.65%; (68) Dean Witter National Municipal Securities, with assets of approximately $32 million, for an investment management fee at an annual rate of 0.35%; (69) Dean Witter High Income Securities, with assets of approximately $93 million, for an investment management fee at an annual rate of 0.50%; (70) Dean Witter International SmallCap Fund, with assets of approximately $99 million, for an investment management fee at an annual rate of 1.25%; (71) Dean Witter Mid-Cap Growth Fund, with assets of approximately $78 million, for an investment management fee at an annual rate of 0.75% and (72) Dean Witter Select Dimensions Investment Series, a new investment company, for an investment management fee at an annual rate of 0.625% of the net assets of each of the Dividend Growth Portfolio and the American Value Portfolio, 0.40% of the net assets of the Diversified Income Portfolio, 0.50% of the net assets of each of the Money Market Portfolio, the Value-Added Market Series Portfolio and the Developing Growth Portfolio, 0.65% of the net assets of each of the North American Government Securities Portfolio and the Utilities Portfolio, 0.75% of the net assets of the Balanced Portfolio, 0.85% of the net assets of Core Equity Portfolio, 1.00% of the net assets of the Global Equity Portfolio and 1.25% of the net assets of the Emerging Markets Portfolio. InterCapital also serves as Investment Adviser of Dean Witter World Wide Investment Trust and Dean Witter World Wide Investment Fund, along with Daiwa International Capital Management Corp. and NatWest Investment Management Limited. Dean Witter World Wide Investment Trust had assets of approximately $624 million and InterCapital receives an Investment Adviser's fee at an annual rate of 0.55% of the Trust's daily net assets up to $500 million and 0.5225% of the Trust's daily net assets over $500 million. Shares of Dean Witter World Wide Investment Fund, an investment company organized under the laws of Luxembourg, are not offered for purchase in the United States or to American citizens outside of the United States. InterCapital also serves as sub-adviser to Templeton Global Opportunities Trust, with assets of approximately $517 million, for which it receives a fee of 0.25% per annum.

                                                                       EXHIBIT

                         INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders of
 Dean Witter InterCapital Inc.:

   We have audited the accompanying balance sheet of Dean Witter InterCapital Inc. (the "Company") (a wholly-owned subsidiary of Dean Witter, Discover & Co.) as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Dean Witter InterCapital at December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
February 28, 1994

                         DEAN WITTER INTERCAPITAL INC.
                          CONSOLIDATED BALANCE SHEET
                              DECEMBER 31, 1993
                                (IN THOUSANDS)

                                              ASSET
Cash and cash equivalents ........................................................... $ 57,810
Management and administration fees receivable .......................................   27,010
Investments .........................................................................    7,644
Office facilities, at cost (less accumulated depreciation and amortization of
 $5,122) ............................................................................    3,892
Other assets ........................................................................   18,176
                                                                                      ----------
                                                                                      $114,532
                                                                                      ==========
                               LIABILITIES AND STOCKHOLDER'S EQUITY
Income taxes payable (Note 3) ....................................................... $ 45,545
Dividends payable ...................................................................   12,662
Accrued compensation and employee benefits ..........................................   12,337
Payable to affiliate ................................................................    4,000
Other liabilities ...................................................................   14,998
                                                                                      ----------
    Total liabilities ...............................................................   89,532
                                                                                      ----------
Stockholder's equity:
 Common stock, $.01 par value; 1,000 shares authorized and outstanding  .............       --
 Additional paid-in capital .........................................................   10,000
 Retained earnings ..................................................................   15,000
                                                                                      ----------
    Total stockholder's equity ......................................................   25,000
                                                                                      ----------
                                                                                      $114,532
                                                                                      ==========

                   See notes to consolidated balance sheet.

                         DEAN WITTER INTERCAPITAL INC.
                     NOTES TO CONSOLIDATED BALANCE SHEET

1. INTRODUCTION AND BASIS OF PRESENTATION

   The consolidated balance sheet includes the accounts of Dean Witter InterCapital Inc. and its wholly-owned subsidiaries (the "Company"). The Company is wholly-owned by Dean Witter, Discover & Co. ("DWDC"), which was formerly a subsidiary of Sears, Roebuck and Co. ("Sears"). All material intercompany balances and transactions with its subsidiaries have been eliminated.

   On March 1, 1993, DWDC completed an initial public offering of 33.8 million shares of its common stock at $27 per share. This transaction had the effect of reducing Sears ownership in DWDC to 80.1 percent. On June 30, 1993, Sears divested its remaining ownership of DWDC's common stock by means of a special dividend to Sears shareholders.

   On December 22, 1993, Dean Witter Reynolds Inc. ("DWR") transferred the net assets of the Company in the form of a dividend to DWDC. Prior to December 22, 1993, the Company was wholly-owned by DWR, a wholly-owned subsidiary of DWDC.

   The Company is a registered investment adviser under the Investment Advisers Act of 1940. The Company sponsors and performs management and administrative services for mutual funds, principally those sold by DWR ("DWR funds"). The Company also performs such services for individual, institutional, trust and estate accounts.

   The Company commenced operations in January 1993 and assumed the advisory business of DWR.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Cash equivalents consist of highly liquid investments not held for resale with maturities, when purchased, of three months or less.

   Fixed assets are generally depreciated utilizing accelerated methods over useful lives of five to eight years. Leasehold improvements are amortized over the lesser of the lease term or useful life.

3. INCOME TAXES

   The Company provides deferred income taxes which result from recording certain transactions in different years for tax and financial reporting purposes.

   Payments for income taxes are limited to those which would result from the Company filing a separate federal income tax return.

   The Company has available net operating loss carryforwards at December 31, 1993 in the amount of $112,200,000 which begin to expire in 2002.

4. RELATED PARTY TRANSACTIONS

   Certain administrative services are provided by DWR which are reimbursed by the Company.

5. EMPLOYEE BENEFIT PLANS

   Substantially all employees are covered by a non-contributory defined benefit pension plan sponsored by DWR. Pension benefits are based on length of service and average annual compensation.

    Certain employees are covered by postretirement plans sponsored by DWR that provide medical and life insurance for retirees and eligible dependents. Eligibility for retiree medical and life benefits is generally based on a combination of age and years of service at retirement.

   The Company reimburses DWR for pension and other postretirement benefit expenses.

6. LITIGATION

   The Company has been named as a defendant in various lawsuits. It is the opinion of management, after consultation with outside counsel, that the resolution of such suits will not have a material adverse effect on the consolidated financial condition of the Company.

7. FINANCIAL INSTRUMENTS FAIR VALUE INFORMATION

   The estimated fair value amounts of financial instruments have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required to develop estimates of fair value.

   Substantially all financial instruments on the Company's consolidated balance sheet are carried at fair value or at amounts which approximate fair value.

                     INTERCAPITAL INCOME SECURITIES INC.
              ANNUAL MEETING OF STOCKHOLDERS--DECEMBER 22, 1994

                                    PROXY

   The undersigned hereby appoints SHELDON CURTIS, EDMUND C. PUCKHABER, ROBERT M. SCANLAN, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of INTERCAPITAL INCOME SECURITIES INC. on December 22, 1994 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated November 1, 1994 as follows:

   THIS PROXY IS SOLICITED BY THE DIRECTORS. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR THE PROPOSALS.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [//] OR [X] IN BLUE OR BLACK INK.
1. ELECTION OF DIRECTORS:
 [ ] FOR ALL NOMINEES
(except as marked to the contrary below)
 [ ] WITHHOLD AUTHORITY
(to vote for all nominees)

Jack F. Bennett, Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John
R. Haire, Manuel H. Johnson, Paul Kolton, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
- - -----------------------------------------------------------------------------
2. APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT:
FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT
ACCOUNTANTS:
FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

                                                                 098

and in their discretion in the transaction of any other business which may properly come before the meeting.

Please sign personally. If the share is registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

Dated
- - -----------------------------------------------------------------------------

- - -----------------------------------------------------------------------------
                                  Signature

- - -----------------------------------------------------------------------------
                                  Signature

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.